NEUBERGER&BERMAN
EQUITY TRUST

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997, AS AMENDED MAY 14, 1998

THE   LAST THREE  PARAGRAPHS ON PAGE 30 OF THE PROSPECTUS ARE AMENDED TO READ AS
      FOLLOWS:

NEUBERGER&BERMAN GENESIS TRUST IS CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT AS DESCRIBED BELOW:

    401(k) plans, 403(b) plans and 457 plans whose administrators have entered into agreements with N&B Management may purchase shares of the Fund.

In addition,

    If you are already a shareholder of Neuberger&Berman GENESIS Trust, you may add to your Fund account.

    If you own shares of the Fund through a 401(k) plan, a 403(b) plan or a 457 plan, you may add to your investment.

This Supplement is dated November 2, 1998, and replaces the Supplement dated October 14, 1998.